EXHIBIT 32(b)

Section 906 Certifications

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph G. NeCastro, Chief Financial & Administrative Officer of Scripps Networks Interactive, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2013 (the “Report”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph G. NeCastro
Joseph G. NeCastro
Chief Financial & Administrative Officer

November 12, 2013